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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the use of our report included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                        JAYNES, REITMEIER, BOYD & THERRELL, P.C.


Waco, Texas
November 25, 1997